                                                                   EXHIBIT 99(b)


                   UNAUDITED PRO FORMA FINANCIAL INFORMATION


   UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS OF CMS ENERGY CORPORATION


The following Unaudited Pro Forma Combined Financial Statements (the "Pro Forma Financial Statements") of CMS Energy Corporation ("CMS Energy") illustrate the effects of: (1) various restructuring, realignment, and elimination of activities between the Panhandle Companies (as defined below) and Duke Energy Corporation and its subsidiaries ("Duke Energy") prior to the closing of the acquisition (the "Acquisition") of Panhandle Eastern Pipe Line Company ("Panhandle") and its principal subsidiaries, Trunkline Gas Company and Pan Gas Storage and its affiliates, Panhandle Storage Company and Trunkline LNG Company (collectively the "Panhandle Companies") by CMS Energy; (2) the adjustments resulting from the Acquisition by CMS Energy; and (3) the public issuance of $800 million of Notes by CMS Panhandle Holding Company ("CMS Holding"), $500 million of Senior Notes by CMS Energy, and 13 million shares of common stock by CMS Energy aggregating approximately $600 million (the "Financing Transactions"). A portion of the net proceeds from the Financing Transactions will be used to retire bridge facilities of CMS Energy which initially were used in financing the Acquisition. The Unaudited Pro Forma Combined Balance Sheet has been prepared as if such transactions occurred on December 31, 1998; the Unaudited Pro Forma Combined Income Statement has been prepared as if such transactions occurred as of January 1, 1998.

The Pro Forma Financial Statements reflect CMS Energy acquiring all of the common stock of the Panhandle Companies. The Pro Forma Financial Statements also reflect, prior to the Acquisition, the transfer of Panhandle's interest in Northern Border Partners LP and certain non-operating assets to other subsidiaries of Duke Energy, and the elimination of certain intercompany accounts, including advances, between Panhandle and Duke Energy. The purchase price for the common stock of the Panhandle Companies is $1.9 billion in cash. After giving effect to the anticipated merger of CMS Holding into Panhandle during the second quarter of 1999, Panhandle will have approximately $1.1 billion of debt outstanding. This indebtedness includes approximately $300 million of existing Panhandle debt and the $800 million CMS Holdings debt incurred in the Financing Transactions. CMS Energy's acquisition of the Panhandle Companies will be accounted for under the purchase method.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the Pro Forma Financial Statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information. However, CMS Energy management believes that the pro forma adjustments and the underlying assumptions reasonably present the significant effects of the Acquisition and the Financing Transactions. In addition, CMS Energy will undertake a study to determine the fair value of the assets and liabilities of the Panhandle Companies and will revise the purchase accounting adjustments upon completion of that study. The actual financial position and results of operations of the combined entity will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information, changes in value and changes in operating results between the dates of the Pro Forma Financial Statements and the date on which the Acquisition takes place. The Pro Forma Financial Statements are not necessarily indicative of actual operating results or financial position had the Acquisition and the Financing Transactions occurred as of the dates indicated above, nor do they purport to indicate operating results or financial position which may be attained in the future.

The significant adjustments to the pro forma net income reflect (1) higher depreciation and amortization expense to give effect to the allocation of excess purchase price and the fair value of net assets acquired related to property, plant and equipment prospectively depreciated over a 40-year period, (2) elimination of pension and rental income, and (3) lower interest expense from the cancellation of certain indebtedness between Panhandle and Duke Energy and additional interest expense reflecting the new debt issuances of both CMS Holding and CMS Energy.

The significant adjustments to the pro forma financial position reflect (1) elimination of the advances to Duke Energy and the notes payable to Duke Energy,
(2) increases to property, plant and equipment and accrued liabilities for the purchase price allocation, (3) recognition of goodwill in the fair value calculation, (4) decreases in taxes and other liabilities assumed by Duke Energy, and (5) increases in long-term debt and common stockholders' equity in connection with the Acquisition and the Financing Transactions.

The Panhandle Companies financial statements utilized in the preparation of the Pro Forma Financial Statements are based upon financial statements and information obtained from Duke Energy and Panhandle.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of both CMS Energy and Panhandle and the notes to the Pro Forma Financial Statements included elsewhere herein. The pro forma adjustments do not reflect any potential operating efficiencies or cost savings which CMS Energy management believes are achievable with respect to the combined companies.

                            CMS ENERGY CORPORATION
                 UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                       Panhandle Companies
                                                                                    Pre-Acquisition Pro Forma
                                                                -----------------------------------------------------------------
                                                                                  Restructuring    Elimination of    Panhandle
                                                CMS Energy       Panandle             and           Duke Energy      Companies
                                                Historical      Historical        Realignment       Activities       as Adjusted
                                               ------------     ------------      -------------    --------------     -----------
OPERATING REVENUE                              $    5,141       $     496        $       (3) (a)   $      (14) (b)   $      479

OPERATING EXPENSES
        Operations and maintenance                  3,667             213                (2) (a)            9  (c)          220
        Depreciation and amortization                 484              56                (2) (a)           (4) (d)           50
        Property and other taxes                      215              26                 2  (a)           (1) (e)           27
                                               ----------       ---------        ----------        ----------        ----------
                                                    4,366             295                (2)                4               297
                                               ----------       ---------        ----------        ----------        ----------

PRETAX OPERATING INCOME                               775             201                (1)              (18)              182

OTHER INCOME (DEDUCTIONS)                             (46)             24                                 (14) (f)           10

FIXED CHARGES                                         387              77                (1) (a)          (54) (g)           22
                                               ----------       ---------        ----------        ----------        ----------

INCOME BEFORE INCOME TAXES                            342             148                 -                22               170

INCOME TAXES                                          100              57                 1  (a)            7  (h)           65
                                               ----------       ---------        ----------        ----------        ----------

CONSOLIDATED NET INCOME BEFORE CUMULATIVE
        EFFECT OF CHANGE IN ACCOUNTING
        PRINCIPLE                                     242              91                (1)               15               105
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
        FOR PROPERTY TAXES, NET OF $23 TAX             43
                                               ----------       ---------        ----------        ----------        ----------
CONSOLIDATED NET INCOME                        $      285       $      91        $       (1)       $       15        $      105
                                               ==========       =========        ==========        ==========        ==========

BASIC EARNINGS PER AVERAGE COMMON SHARE
        CMS ENERGY                             $     2.65
                                               ==========
        CLASS G                                $     1.56
                                               ==========
DILUTED EARNINGS PER AVERAGE COMMON SHARE
        CMS ENERGY                             $     2.62
                                               ==========
        CLASS G                                $     1.56
                                               ==========

AVERAGE COMMON SHARES OUTSTANDING
        CMS ENERGY                                    102
                                               ==========
        CLASS G                                         8
                                               ==========

                                                                              Pro Forma Acquisition
                                               ----------------------------------------------------------------------------------

                                                  Acquisition            Financing               Intercompany         CMS Energy
                                                  Adjustments           Transactions             Eliminations         Pro Forma
                                               -----------------        -------------           --------------       -----------
OPERATING REVENUE                              $        (9) (i)           $         -             $       (45)  (n)  $    5,566

OPERATING EXPENSES
        Operations and maintenance                                                                        (45)  (n)       3,842
        Depreciation and amortization                    7  (j)                                                             541
        Property and other taxes                                                                                            242
                                               -----------                -----------             -----------        ----------
                                                         7                          -                     (45)            4,625
                                               -----------                -----------             -----------        ----------

PRETAX OPERATING INCOME                                (16)                         -                       -               941

OTHER INCOME (DEDUCTIONS)                                                                                                   (36)

FIXED CHARGES                                                                      91   (l)                                 500
                                               -----------                -----------             -----------        ----------

INCOME BEFORE INCOME TAXES                             (16)                       (91)                      -               405

INCOME TAXES                                            (6) (k)                   (32)  (m)                                 128
                                               -----------                -----------             -----------        ----------

CONSOLIDATED NET INCOME BEFORE CUMULATIVE
        EFFECT OF CHANGE IN ACCOUNTING
        PRINCIPLE                                      (10)                       (59)                      -               277
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
        FOR PROPERTY TAXES, NET OF $23 TAX                                                                                   43
                                               -----------                -----------             -----------        ----------

CONSOLIDATED NET INCOME                        $       (10)               $       (59)            $         -        $      320
                                               ===========                ===========             ===========        ==========

BASIC EARNINGS PER AVERAGE COMMON SHARE
        CMS ENERGY                                                                                                   $     2.66
                                                                                                                     ==========
        CLASS G                                                                                                      $     1.56
                                                                                                                     ==========
DILUTED EARNINGS PER AVERAGE COMMON SHARE
        CMS ENERGY                                                                                                       $ 2.63
                                                                                                                     ==========
        CLASS G                                                                                                          $ 1.56
                                                                                                                     ==========
AVERAGE COMMON SHARES OUTSTANDING
        CMS ENERGY                                                                 14                                       116
                                                                          ===========                                ==========
        CLASS G                                                                     -                                         8
                                                                          ===========                                ==========

See accompanying Notes to Unaudited Pro Forma Combined Income Statement.

                             CMS ENERGY CORPORATION
             NOTES TO UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

Restructuring and Realignment:

(a) To reflect the results of operations of Panhandle Storage Company and Trunkline LNG Company, both acquired by CMS Energy, and the transfer of Panhandle's interest in Northern Border Partners LP and certain non-operating assets to other subsidiaries of Duke Energy under the provisions of the Stock Purchase Agreement dated as of October 31, 1998, between CMS Energy and subsidiaries of Duke Energy (the "Stock Purchase Agreement").

Elimination of Duke Energy Activities:

(b) To reflect the elimination of rental income earned by Panhandle on an office building, which was transferred to Duke Energy under the provisions of the Stock Purchase Agreement.

(c) To reflect the elimination of pension income recognized by Panhandle on the overfunded pension plans of Duke Energy. Under the provisions of the Stock Purchase Agreement, Duke Energy transfered to CMS Energy an amount of pension assets equivalent to the Panhandle Companies' liabilities assumed by CMS Energy.

(d) To reflect the elimination of depreciation associated with an office building and certain other assets, which were transferred to Duke Energy under the provisions of the Stock Purchase Agreement.

(e) To reflect the elimination of ad valorem taxes associated with an office building, which was transferred to Duke Energy under the provisions of the Stock Purchase Agreement.

(f) To reflect the elimination of a December 1998 gain on the sale of Panhandle's general partnership interest in Northern Border Partners LP.

(g) To reflect a reduction in interest expense relating to the settlement of certain short-term notes payable to Duke Energy under the provisions of the Stock Purchase Agreement.

(h)     To reflect the income tax expense effects of the pro forma adjustments
        (b) through (g) at an estimated rate of 35%.

Acquisition Adjustments:

(i) To reflect the elimination of non-cash amortization of deferred credits associated with a Trunkline LNG Company rate settlement.

(j) To reflect depreciation expense on the fair value of property, plant and equipment prospectively depreciated over a 40-year period which approximates the Federal Energy Regulatory Commission ("FERC")-approved depreciation rate for the regulated property, plant and equipment of the Panhandle Companies. Also reflects amortization expense over a 40-year period of the estimated goodwill recognized in the Acquisition.

(k) To reflect the income tax expense effects of pro forma adjustment (i) and (j) at an estimated rate of 35%.

Financing Transactions:

(l) To reflect the increase of interest expense relating to the issuance of $800 million of CMS Holding Notes with a weighted average interest rate of 6.8% and $500 million of CMS Energy senior debt with a coupon of 7.5%. An increase of 1/8% in interest rates would have the impact of increasing total pro forma interest expense by approximately $1.6 million for the year ended December 31, 1998.

(m) To reflect the income tax expense effects of pro forma adjustment (l) at an estimated rate of 35%.

Intercompany Eliminations:

(n) To reflect the elimination of intercompany transactions between CMS Energy and the Panhandle Companies.

                             CMS ENERGY CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                             As of December 31, 1998
                              (Dollars in million)

                                                                                   Panhandle Companies
                                                                                 Pre-Acquisition Pro Forma
                                                                --------------------------------------------------------------
                                                                               Restructuring     Elimination of    Panhandle
                                                   CMS Energy    Panhandle         and            Duke Energy      Companies
                                                   Historical    Historical    Realignment        Activities      as Adjusted
                                                   ----------    ----------    ------------      --------------  -------------
ASSETS

NET PROPERTY, PLANT AND EQUIPMENT                  $   6,040    $     979     $     101  (a)    $     (72) (b)      $   1,008

INVESTMENTS
        Advances and notes receivable -parent              -          738             -              (738) (c)              -
        Investments in affiliates and other            2,073           50           (41) (a)                                9
                                                   ---------    ---------     ---------         ---------           ---------
                                                       2,073          788           (41)             (738)                  9
                                                   ---------    ---------     ---------         ---------           ---------

CURRENT ASSETS
        Cash and temporary cash investments              101                                                                -
        Accounts receivable and accrued revenue          720           94            (3) (a)           (1) (c)             90
        Other current assets                             586           86            (2) (a)           (6) (d)             78
                                                   ---------    ---------     ---------         ---------           ---------
                                                       1,407          180            (5)               (7)                168
                                                   ---------    ---------     ---------         ---------           ---------

NON-CURRENT ASSETS                                     1,790           26             -                (2) (d)             24
                                                   ---------    ---------     ---------         ---------           ---------

        TOTAL ASSETS                               $  11,310    $   1,973     $      55         $    (819)          $   1,209
                                                   =========    =========     =========         =========           =========

STOCKHOLDER'S EQUITY AND LIABILITIES

CAPITALIZATION
        Common stockholders' equity                  $ 2,216        $ 558          $ 16  (a)    $     142  (g)      $     716

        Preferred stock of subsidiary                    238                                                                -
        Trust preferred securities                       393                                                                -
        Long-term debt                                 4,726          299            (3)  (a)           3  (c)            299
        Non-current portion of capital leases            105                                                                -
                                                   ---------    ---------     ---------         ---------           ---------
                                                       7,678          857            13               145               1,015
                                                   ---------    ---------     ---------         ---------           ---------

CURRENT LIABILITIES
        Current portion of long-term
           debt and capital leases                       293                                                                -
        Notes payable                                    328          675                            (675) (e)              -
        Accounts payable                                 501           56           (48)(a)                                 8
        Other current liabilities                        688          183             3 (a)           (68) (f)            108
                                                                                                      (10) (d)
                                                   ---------    ---------     ---------         ---------           ---------
                                                       1,810          914           (45)             (753)                116
                                                   ---------    ---------     ---------         ---------           ---------


NON-CURRENT LIABILITIES
        Deferred income taxes                            649           99            51   (a)        (150) (f)              -
        Postretirement benefits                          489                                                                -
        Other non-current liabilities                    684          103            36   (a)         (61) (b)             78

                                                   ---------    ---------     ---------         ---------           ---------
                                                       1,822          202            87              (211)                 78
                                                   ---------    ---------     ---------         ---------           ---------

        TOTAL STOCKHOLDERS' INVESTMENT AND
          LIABILITIES                              $  11,310    $   1,973     $      55         $    (819)          $   1,209
                                                   =========    =========     =========         =========           =========

                                                                          Pro Forma Acquisition
                                                            ---------------------------------------------------------

                                                            Acquisition   Financing     Intercompany      CMS Energy
                                                            Adjustments  Transactions   Eliminations      Pro Forma
                                                            -----------  ------------   ------------      ----------
NET PROPERTY, PLANT AND EQUIPMENT                           $   603 (h)    $     -       $        -        $   7,616
                                                                (35)(i)
INVESTMENTS
        Advances and notes receivable -parent                                                                      -
        Investments in affiliates and other                                                                    2,082
                                                            -------       --------       ----------        ---------
                                                                  -              -                -            2,082
                                                            -------       --------       ----------        ---------

CURRENT ASSETS
        Cash and temporary cash investments                                                                      101
        Accounts receivable and accrued revenue                                                  (3)  (o)        807
        Other current assets                                                                                     664
                                                            -------       --------       ----------        ---------
                                                                  -              -               (3)           1,572
                                                            -------       --------       ----------        ---------

NON-CURRENT ASSETS                                              700 (j)          -                -            2,514
                                                            -------       --------       ----------        ---------

        TOTAL ASSETS                                        $ 1,268        $     -             $ (3)       $  13,784
                                                            =======       ========       ==========        =========

STOCKHOLDER'S EQUITY AND LIABILITIES

CAPITALIZATION
        Common stockholders' equity                          $1,184 (k)      $ 600 (l)   $        -        $   2,816
                                                                            (1,900)(m)
        Preferred stock of subsidiary                                                                            238
        Trust preferred securities                                                                               393
        Long-term debt                                           19 (j)      1,300 (n)                         6,344
        Non-current portion of capital leases                                                                    105
                                                            -------       --------       ----------        ---------
                                                              1,203              -                -            9,896
                                                            -------       --------       ----------        ---------

CURRENT LIABILITIES
        Current portion of long-term debt and capital
          leases                                                                                                 293
        Notes payable                                                                                            328
        Accounts payable                                                                         (3)  (o)        506
        Other current liabilities                                                                                796
                                                            -------       --------       ----------        ---------
                                                                  -              -               (3)           1,923
                                                            -------       --------       ----------        ---------

NON-CURRENT LIABILITIES
        Deferred income taxes                                                                                    649
        Postretirement benefits                                                                                  489
        Other non-current liabilities                           100 (j)                                          827
                                                                (35)(i)
                                                            -------       --------       ----------        ---------
                                                                 65              -                -            1,965
                                                            -------       --------       ----------        ---------
        TOTAL STOCKHOLDERS' INVESTMENT AND LIABILITIES      $ 1,268       $      -       $       (3)       $  13,784
                                                            =======       ========       ==========        =========

See accompanying Notes to Unaudited Pro Forma Combined Balance Sheet.

                             CMS ENERGY CORPORATION
               NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET


Restructuring and Realignment:

(a) To reflect the financial position of Panhandle Storage Company and Trunkline LNG Company, both acquired by CMS Energy, and the transfer of Panhandle's interest in Northern Border Partners LP and certain non-operating assets to other subsidiaries of Duke Energy under the provisions of the Stock Purchase Agreement.

Elimination of Duke Energy Activities:

(b) To reflect the transfer to Duke Energy of certain assets, primarily an office building, under the provisions of the Stock Purchase Agreement.

(c) To reflect the settlement of the advances and notes receivable from Duke Energy under the provisions of the Stock Purchase Agreement.

(d) To reflect the transfer from the Panhandle Companies to Duke Energy of certain environmental and litigation liabilities and the related assets under the provisions of the Stock Purchase Agreement.

(e) To reflect the settlement of certain short-term notes payable to Duke Energy under the provisions of the Stock Purchase Agreement.

(f) To reflect the transfer from the Panhandle Companies to Duke Energy of all tax liabilities under the provisions of the Stock Purchase Agreement.

(g) To reflect the settlement and transfer of certain assets and liabilities described in pro forma adjustments (b) through (f).

Acquisition Adjustments:

(h) To reflect the increase in property, plant and equipment to adjust the historical value of these assets to their estimated fair values. The allocation reflects CMS Energy's internal evaluation of the excess purchase price and is subject to the completion of a study to determine the fair value of the property. Should the study not support such allocation to property, plant and equipment, the excess of total purchase price over the fair value of the net assets acquired will be reflected as an adjustment to the preliminary estimate of goodwill.

(i) To reflect the elimination of deferred credits associated with a Trunkline LNG Company rate settlement.

(j) To reflect the preliminary estimated acquisition adjustments under the purchase method of accounting to record assets acquired and liabilities assumed at estimated fair value for (1) the preliminary estimate of goodwill, (2) increase of certain other assets, deferred charges and regulatory assets, (3) the long-term debt assumed, (4) the assumption of benefit plan obligations by the Panhandle Companies, previously assumed by Duke Energy, and (5) the accrual of certain obligations of the Panhandle Companies which are expected to be paid after completion of the transaction. The following adjustments reflect CMS Energy management's intended business strategies which may differ from the business strategies employed by Duke Energy management prior to the
        Acquisition:

                                                    (Dollars in millions)

           Other assets including goodwill                 $700
           Other non-current liabilities                    100

(k) To reflect the increase in common stockholders' equity as a result of pro forma adjustments (h) through (j).

Financing Transactions:

(l) To reflect the assumed public issuance of approximately 14 million shares of common stock of CMS Energy aggregating $600 million. The anticipated net proceeds will be used to retire a portion of the indebtedness incurred to acquire the Panhandle Companies.

(m) To reflect the payment of $1.9 billion in cash to Duke Energy for the acquisition of the Panhandle Companies.

(n) To reflect the issuance of $800 million of CMS Holding Notes and $500 million CMS Energy senior debt.

Intercompany Eliminations:

(o) To reflect the elimination of intercompany transactions between CMS Energy and the Panhandle Companies.